Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of La Quinta Holdings Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith A. Cline, Interim President and Chief Executive Officer, Director of the Company and Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2015

/s/ Keith A. Cline
Keith A. Cline
Interim President and Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)